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                                                                     Exhibit 3.1
                             NovaGold Resources Inc.





                             Underwriting Agreement

                                                              New York, New York
                                                                February o, 2006

Citigroup Global Markets Inc.
Bear, Stearns & Co. Inc.
RBC Dominion Securities Inc.

Citigroup Global Markets Canada Inc.
As Sub-Underwriter

c/o Citigroup Global Markets Inc.
     388 Greenwich Street
     New York, New York 10013

Ladies and Gentlemen:

     NovaGold Resources Inc., a corporation organized under the laws of Nova Scotia (the "Company"), proposes to sell to the several underwriters named in
Schedule II hereto (the "Underwriters") 12,000,000 common shares, no par value ("Common Shares"), of the Company (said shares to be issued and sold by the Company being hereinafter called the "Underwritten Securities"). The Company also proposes to grant to the Underwriters an option to purchase up to 1,800,000 additional Common Shares to cover over-allotments (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities"). Citigroup Global Markets Inc. ("Citigroup"), Bear, Stearns & Co. Inc. and RBC Dominion Securities Inc. are acting as representatives of the Underwriters under this Agreement (in such capacity, the "Representatives"). To the extent there are no additional Underwriters listed on
Schedule II other than the Representatives, the term Representatives as used herein shall mean the Underwriters listed on Schedule II, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, any Preliminary Prospectuses, the Preliminary Final Prospectuses or the Final Prospectuses shall be deemed to refer to and include the documents incorporated by reference therein; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectuses, any Preliminary Final Prospectuses or the Final Prospectuses shall be deemed to refer to and include the filing of any document incorporated or deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 22 hereof.

     The Company understands that the Underwriters propose to make a public offering of the Securities in the United States and in each of the provinces of Canada either directly or through their respective U.S. or Canadian broker-dealer affiliates upon the terms set

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forth in the Disclosure Package and the Prospectuses as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter and the Sub-Underwriter as set forth below in this
Section 1.

                  (a) The Company is eligible under Canadian Securities Laws to file a short form prospectus with the applicable securities regulatory authority in each of the Canadian Jurisdictions (collectively, the "Canadian Authorities") under National Instrument 44-101 - Short Form Prospectus Distributions and is eligible to use the PREP Procedures; the Company has identified the British Columbia Securities Commission (the "Reviewing Authority") as its principal regulator in respect of the offering of the Securities pursuant to National Policy 43-201 - Mutual Reliance Review System for Prospectuses and Annual Information Forms (the "MRRS"); the Company has prepared and filed with the Canadian Authorities under the MRRS and in conformity in all material respects with applicable Canadian Securities Laws, the Canadian Preliminary Prospectus and the Canadian Base PREP Prospectus and a MRRS Decision Document for each of the Canadian Preliminary Prospectus and the Canadian Base PREP Prospectus has been obtained and no order suspending the distribution of the Securities has been issued by any of the Canadian Authorities and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Canadian Authorities and any request on the part of the Canadian Authorities for additional information has been complied with. The Company will file with each of the Canadian Authorities in accordance with the PREP Procedures the Canadian Prospectus. As filed, such Canadian Prospectus shall contain all information required by applicable Canadian Securities Laws and, except for the inclusion of the PREP Information or to the extent the Representatives shall agree in writing to a modification, shall be in all respects in the form of the Canadian Base PREP Prospectus.

                  (b) The Company meets the general eligibility requirements for the use of Form F-10 under the Act and has prepared and filed with the Commission a registration statement (file number 333-131241) on Form F-10, including a related preliminary prospectus (which consists of the Canadian Preliminary Prospectus with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission) (the "U.S. Preliminary Prospectus"), for registration under the Act of the offering and sale of the Securities. The Company has filed with the Commission an amendment to such registration statement including the U.S. preliminary final prospectus (which consists of the Canadian Base PREP Prospectus with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission) (the "U.S. Preliminary Final Prospectus"). The Company has included in such filing, as amended at the Effective Date, all information required by the Act and the rules thereunder to be included in such Registration Statement. The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission and any request on the part of the Commission for additional information


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         has been complied with. The Company will file with the Commission a
         U.S. supplemented prospectus in accordance with General Instruction II.L of Form F-10 (which shall consist of the Canadian Prospectus with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission) (the "U.S. Prospectus"). As filed, such U.S. Prospectus shall contain all information required by the Act and the rules thereunder and, except for the inclusion of the PREP Information or to the extent the Representatives shall agree in writing to a modification, shall be in all respects in the form of the U.S. Preliminary Final Prospectus.

                  (c) On its filing date, each of the Canadian Preliminary Prospectus and the Canadian Base PREP Prospectus did, and when the Canadian Prospectus is first filed in accordance with the PREP Procedures and on the Closing Date and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "settlement date"), the Canadian Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of Canadian Securities Laws; each of the Canadian Preliminary Prospectus and the Canadian Base PREP Prospectus, as of the time of filing thereof, did not, and when the Canadian Prospectus is first filed in accordance with the PREP Procedures and on the Closing Date, and on any settlement date, the Canadian Prospectus will not include any untrue statement of a material fact or omit to state a material fact that is required to be stated or necessary in order to make the statements therein, in light of the circumstances under which they were made, not false or misleading, and each of the Canadian Preliminary Prospectus and the Canadian Base PREP Prospectus, as of the time of filing thereof, constituted, and the Canadian Prospectus, at the time of filing thereof, the Closing Date and on any settlement date will constitute, full, true and plain disclosure of all material facts relating to the Securities and to the Company; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Canadian Preliminary Prospectus, the Canadian Base PREP Prospectus or the Canadian Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter or the Sub-Underwriter through the Representatives specifically for inclusion in the Canadian Preliminary Prospectus, the Canadian Base PREP Prospectus or the Canadian Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by or on behalf of any Underwriter or the Sub-Underwriter consists of the information described as such in Section 8(b) hereof.

                  (d) On the Effective Date, the Registration Statement did, and when the U.S. Prospectus is first filed in accordance with General Instruction II.L of Form F-10 and on the Closing Date and on any settlement date, the U.S. Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to General Instruction II.L of Form F-10 and on the Closing Date and any settlement date, the U.S. Prospectus (together with any supplement thereto) will not, include any untrue statement

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         of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the U.S. Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter or the Sub-Underwriter through the Representatives specifically for inclusion in the Registration Statement or the U.S. Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by or on behalf of any Underwriter or the Sub-Underwriter consists of the information described as such in Section 8(b) hereof.

                  (e) As of the Execution Time, the Disclosure Package and the price to the public, the number of Underwritten Securities, the number of Option Securities and the underwriting commission to be included on the cover page of the U.S. Prospectus, when taken together as a whole, do not and on the Closing Date and any settlement date, will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Underwriter or the Sub-Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter or the Sub-Underwriter consists of the information described as such in Section 8(b) hereof.

                  (f) Each document filed or to be filed with the Reviewing Authority and the other Canadian Authorities and incorporated, or deemed to be incorporated, by reference in the Canadian Preliminary Prospectus, Canadian Base PREP Prospectus and the Canadian Prospectus complied or will comply when so filed in all material respects with applicable Canadian Securities Laws, and none of such documents contained or will contain at the time of its filing any untrue statement of a material fact or omitted or will omit at the time of its filing to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were or are made, not misleading.

                  (g) (i) At the time of filing the Registration Statement and
         (ii) as of the Execution Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405 under the Act), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

                  (h) Each Issuer Free Writing Prospectus does not include any information that conflicts with the information contained in the Registration Statement or the Canadian Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free

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         Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter or the Sub-Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter or the Sub-Underwriter consists of the information described as such in Section 8(b) hereof.

                  (i) Each of the Company and its Material Subsidiaries has been duly incorporated, continued or amalgamated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Package and the Prospectuses (exclusive of any supplement thereto), and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification.

                  (j) All the outstanding shares of capital stock of each Material Subsidiary of the Company have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Disclosure Package and the Prospectuses (exclusive of any supplement thereto), all outstanding shares of capital stock of the Material Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

                  (k) The Company's authorized equity capitalization is as set forth in the Disclosure Package and the Prospectuses; the share capital of the Company conforms in all material respects to the description thereof contained in the Disclosure Package and the Prospectuses; the outstanding Common Shares have been duly and validly authorized and issued and are fully paid and non-assessable; the Securities have been duly and validly authorized and allotted, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and non-assessable; the Securities are duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the American Stock Exchange and have been conditionally approved for listing on the Toronto Stock Exchange; the certificates for the Securities comply with all applicable provisions of the Companies Act (Nova Scotia) and the Toronto Stock Exchange; the Securities conform to all statements relating thereto in the Disclosure Package and the Prospectuses and such description conforms to the rights set forth in the instruments defining the same; the holders of outstanding Common Shares are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in the Disclosure Package and the Prospectuses, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, any shares in the capital of the Company or ownership interests in the Company are outstanding.

                  (l) There is no franchise, contract or other document of a character required to be described in the Registration Statement, the Disclosure Package or the Prospectuses, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Preliminary Final Prospectuses and the Prospectuses under the headings

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         "Certain Income Tax Considerations for U.S. Holders", "Certain Income
         Tax Considerations for Canadian Holders", "Description of Share Capital" and "Risk Factors-NovaGold may be a "passive foreign investment company".....", in the Canadian Prospectus under
         "Eligibility for Investment" and "Statutory Rights of Withdrawal and Rescission" and in the Registration Statement under "Part II - Indemnification", insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are, in all material respects, accurate and fair summaries of such legal matters, agreements, documents or proceedings.

                  (m) This Agreement has been duly authorized, executed and delivered by the Company.

                  (n) There are no reports or information that in accordance with the requirements of the Canadian Securities Laws must be made publicly available in connection with the offering of the Securities that have not been made publicly available as required; there are no documents required to be filed as of the date hereof with the Canadian Authorities or with any other Canadian securities regulatory authority in connection with the Canadian Preliminary Prospectus, the Canadian Base PREP Prospectus or the Canadian Prospectus that have not been filed as required.

                  (o) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Disclosure Package and the Prospectuses, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

                  (p) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been made or obtained under the Act, Canadian Securities Laws, the filing of the Prospectuses as contemplated in this Agreement, and such as may be required under the securities or blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Disclosure Package and the Prospectuses.

                  (q) Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the constating documents of the Company or any of its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties.

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                  (r) No holders of securities of the Company have rights to the registration or qualification of such securities under the Registration Statement or the Canadian Prospectus.

                  (s) The comparative consolidated historical financial statements of the Company and its consolidated subsidiaries included in the Preliminary Final Prospectuses, the Prospectuses and the Registration Statement present fairly the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act, the Exchange Act and applicable Canadian laws and have been prepared in conformity with generally accepted accounting principles in Canada applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The consolidated financial statements, including the notes thereto, included and incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectuses have been reconciled to generally accepted accounting principles in the United States in accordance with Item 18 of Form 20-F under the Exchange Act. The selected financial data set forth under the caption "Selected Summary of Quarterly Financial Data" in the Preliminary Final Prospectuses, the Prospectuses and the Registration Statement fairly present, on the basis stated in the Preliminary Final Prospectuses, the Prospectuses and the Registration Statement, the information included therein.

                  (t) There has not been any reportable disagreement (within the meaning of National Instrument 51-102 of the Canadian Securities Administrators) with the auditors of the Company.

                  (u) Except as disclosed in the Disclosure Package and the Prospectuses (exclusive of any supplement thereto) there has not been any material adverse change with respect to the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

                  (v) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a Material Adverse Effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business ("Material Adverse Effect"), except as set forth in the Disclosure Package and the Prospectuses (exclusive of any supplement thereto).

                  (w) The Company and each of its Material Subsidiaries owns or leases all such properties and assets as are necessary to the conduct of its operations as presently conducted.

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                  (x) To the knowledge of the Company, the Company has good and marketable title to its properties and assets, free and clear of all liens, charges, encumbrances and security interests of any nature or kind, other than as disclosed in the Disclosure Package and the Prospectuses (exclusive of any supplement thereto);

                  (y) The Company is not aware of any defects, failures or impairments in the title of the Company or any of its subsidiaries to its properties or assets or those of its subsidiaries whether or not an action, suit, proceeding or inquiry is pending or threatened or whether or not discovered by any third party, which in aggregate could reasonably be expected to have a Material Adverse Effect;

                  (z) All interests in mining claims, concessions, exploitation or extraction rights or similar rights ("Mining Claims") relating to the Galore Creek, Donlin Creek, Nome and Ambler projects that are held by the Company or any of its subsidiaries are in good standing, are valid and enforceable, are free and clear of any material liens or charges, and no material royalty is payable in respect of any of them, except as disclosed in the Disclosure Package and the Prospectuses (exclusive of any supplement thereto). Except as disclosed in the Disclosure Package and the Prospectuses (exclusive of any supplement thereto), no other property rights are necessary for the conduct of the Company's business as presently conducted, and there are no material restrictions on the ability of the Company and its subsidiaries to use, transfer or otherwise exploit any such property rights except as required by applicable law or the provisions of the Material Agreements. Except as disclosed in the Disclosure Package and the Prospectuses, the Company has no reason to believe that it will not be able to obtain or acquire such property rights as may be necessary to develop and operate the Galore Creek, Donlin Creek, Nome and Ambler projects. Except as disclosed in the Disclosure Package and the Prospectuses (exclusive of any supplement thereto), mining claims held by the Company or its subsidiaries cover the properties required by the Company for such purposes.

                  (aa) Except as disclosed in the Disclosure Package and the Prospectuses (exclusive of any supplement thereto), the information relating to estimates by the Company of the measured, indicated and inferred resources at the Galore Creek, Donlin Creek and Nome projects contained in the Disclosure Package and the Prospectuses has been prepared in all material respects in accordance with National Instrument 43-101- "Standards of Disclosure for Mineral Projects." The Company believes that all of the assumptions underlying such resource estimates are reasonable and appropriate, and that the projected production and operating results relating to its projects and summarized in the Disclosure Package and the Prospectuses are achievable by the Company.

                  (bb) Neither the Company nor any Material Subsidiary is in violation or default of (i) any provision of its constating documents,
         (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its

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         properties, as applicable, except with respect to (ii) and (iii), where such violation or default would not have a Material Adverse Effect.

                  (cc) PricewaterhouseCoopers LLP, who have audited certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited comparative consolidated financial statements and schedules included and incorporated by reference in the Prospectuses, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder and are independent with respect to the Company within the meaning of the Rules of Professional Conduct of the Institute of Chartered Accountants of British Columbia and the applicable published rules and regulations thereunder.

                  (dd) There are no transfer taxes or other similar fees or charges under Canadian or U.S. federal law or the laws of any state, province or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities.

                  (ee) No stamp duty, registration or documentary taxes, duties or similar charges are payable under the federal laws of Canada or the laws of any province in connection with the creation, issuance, sale and delivery to the Underwriters of the Securities or the authorization, execution, delivery and performance of this Agreement or the resale of Securities by an Underwriter to U.S. residents.

                  (ff) No dispute between the Company and any native group or joint venture partner exists or, to the knowledge of the Company, is threatened or imminent that could reasonably be expected to have a Material Adverse Effect, except as set forth or contemplated in the Disclosure Package and the Prospectuses (exclusive of any supplement thereto).

                  (gg) The Company and each of its subsidiaries has filed all Canadian, U.S., foreign, state, provincial and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectuses (exclusive of any supplement thereto) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectuses (exclusive of any supplement thereto).

                  (hh) No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries' principal suppliers, contractors or customers, that could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectuses (exclusive of any supplement thereto).

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                  (ii) The Company and each of its Material Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its Material Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its Material Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its Material Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such Material Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Material Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectuses (exclusive of any supplement thereto).

                  (jj) No Material Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Material Subsidiary's capital stock, from repaying to the Company any loans or advances to such Material Subsidiary from the Company or from transferring any of such Material Subsidiary's property or assets to the Company or any other subsidiary of the Company.

                  (kk) The Company and its Material Subsidiaries possess all licenses, certificates, permits and other authorizations ("Permits") issued by the appropriate federal, provincial, state or foreign regulatory authorities necessary to conduct their respective businesses as presently conducted, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such Permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

                  (ll) The status of the Permits relating to the Company's projects at Galore Creek, Donlin Creek, Nome and Ambler as set forth in the Disclosure Package and the Prospectuses is correctly described in all material respects. Except as disclosed in the Disclosure Package and the Prospectuses (exclusive of any supplement thereto), neither the Company nor any of its subsidiaries has received notice of, or is aware of, any threatened or actual proceedings relating to the modification of any such Permits or has received notice that any Permit required for the development of the aforementioned properties will not be issued.

                  (mm) The statistical, industry and market-related data included in the Disclosure Package and the Prospectuses are based on or derived from sources that the Company believes to be reliable and accurate.

                  (nn) The Company and each of its Material Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in Canada and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company believes that its and its Material Subsidiaries' internal controls over financial reporting are effective and the Company and its subsidiaries are not aware of any material weakness in their internal controls over financial reporting.

                  (oo) The Company and its subsidiaries maintain "disclosure controls and procedures" (as such term is defined in Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures are effective.

                  (pp) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act, Canadian Securities Laws or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (qq) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state, provincial and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as presently conducted and (iii) have not received notice of any actual or potential liability under any Environmental Laws, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, except as set forth in the Disclosure Package and the Prospectuses (exclusive of any supplement thereto). Except as set forth in the Disclosure Package and the Prospectuses (exclusive of any supplement thereto), neither the Company nor any of the subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

                  (rr) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect, except as set forth in the Disclosure Package and the Prospectuses (exclusive of any supplement thereto).

                  (ss) The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder ("ERISA"), has been satisfied by each "pension plan" (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company and/or one or more of its subsidiaries, and the trust forming part of each such plan which is intended to be qualified under Section 401 of the Code is so qualified; each of the Company and its subsidiaries has fulfilled its obligations, if any, under Section 515 of ERISA; neither the Company nor any of its subsidiaries maintains or is required to contribute to a "welfare plan" (as defined in Section 3(1) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than "continuation coverage" (as defined in Section 602 of ERISA)); each pension plan and welfare plan established or maintained by the Company and/or one or more of its subsidiaries is in compliance in all material respects with the currently applicable provisions of ERISA; and neither the Company nor any of its subsidiaries has incurred or could reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under
         Section 4062, 4063, or 4064 of ERISA, or any other liability under Title IV of ERISA.

                  (tt) There is and has been no failure on the part of the Company or any of the Company's directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes Oxley Act"), including Section 402 related to loans and Sections 302 and 906 related to certifications.

                  (uu) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. "FCPA" means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

                  (vv) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

                  (ww) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

                  (xx) The Material Subsidiaries are the only significant subsidiaries of the Company as defined by Rule 1-02 of Regulation S-X. All other subsidiaries of the Company are inactive.

                  (yy) The Company and its subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know how and other intellectual property necessary for the conduct of the Company's business as now conducted or as proposed in the Disclosure Package and the Prospectuses to be conducted, except where such failure could not reasonably be expected to have a Material Adverse Effect.

                  (zz) Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectuses, neither the Company nor any of its subsidiaries (i) has any material lending or other relationship with any bank or lending affiliate of any of the Underwriters and (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of any of the Underwriters.

                  (aaa) The Company expects that it will not be a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, for the taxable year ended November 30, 2006.

                  (bbb) The Company is a reporting issuer under the securities laws of each Canadian Jurisdiction that recognizes the concept of reporting issuer and is not on the list of defaulting reporting issuers maintained by the Canadian Authority in each such Canadian Jurisdiction that maintains such a list.

                  (ccc) The Company has prepared and filed with the Commission an appointment of agent for service of process upon the Company on Form F-X in conjunction with the filing of the Registration Statement.

                  (ddd) Computershare Investor Services Inc. at its principal offices in the cities of Vancouver, Toronto and Halifax is the duly appointed registrar and transfer agent of the Company with respect to the Common Shares, and Computershare Trust Company, Inc. at its principal office in Denver, Colorado is the duly appointed U.S. co-transfer agent of the Company with respect to the Common Shares.

                  (eee) The minute books and corporate records of the Company and its Material Subsidiaries are true and correct and contain all minutes of all meetings and all resolutions of the directors (and any committees of such directors) and shareholders of the Company and its Material Subsidiaries as at the date hereof and at the Closing Date will contain the minutes of all meetings and all resolutions of the directors (and any committees of such directors) and shareholders of the Company and its Material Subsidiaries;

                  (fff) The Company is, and upon completion of the transactions described herein, and assuming the anticipated use of the proceeds thereof as described in the Disclosure Package and the Prospectuses, will be, a "foreign private issuer" within the meaning of Rule 3b-4 under the U.S. Securities Exchange Act of 1934, as amended.

                  (ggg) The French language version of the Canadian Preliminary Prospectus and the Canadian Base PREP Prospectus is, and the French language version of the Canadian Prospectus will be (including in each case the documents incorporated by reference therein), in all material respects a complete and proper translation of the English language versions thereof.

         Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters and the Sub-Underwriter in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter and the Sub-Underwriter.

2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the applicable U.S. or Canadian purchase price set forth in Schedule I hereto, the number of Underwritten Securities set forth opposite such Underwriter's name in Schedule II hereto.

                  (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 1,800,000 Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time on or before the 30th day after the Closing Date upon written or telegraphic notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are exercising the option and the settlement date. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as the Representatives in their absolute discretion shall make to eliminate any fractional shares.

                  (c) The Company understands that a portion of the Securities may be offered and sold in the Canadian Jurisdictions by Citigroup Global Markets Canada Inc. (the "Sub-Underwriter"), the Canadian broker-dealer affiliate of Citigroup, pursuant to the Canadian Prospectus. Any Securities sold by the Sub-Underwriter will be purchased by the Sub-Underwriter from Citigroup at the Closing Date at a price equal to the price set forth in Section 2(a) above or such purchase price less an amount to be mutually agreed upon by the Sub-Underwriter and Citigroup, which amount shall not be greater than the underwriting commission set forth in Schedule I hereto.

3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 8:30 AM (New York City time) on February o, 2006 or at such time on such later date as the Representatives and the Company may agree or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

                  If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company will deliver the Option Securities (at the expense of the Company) to Citigroup on behalf of the Representatives, at 388 Greenwich Street, New York, New York, on the date specified by the Representatives on not less than one day prior written notice to the Company (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

                  The purchase price per share and the underwriting commission for the Securities sold or expected to be sold in Canada shall be payable in Canadian dollars. The purchase price per share and the underwriting commission for the Securities sold or expected to be sold in the United States or in other countries shall be payable in U.S. dollars.

4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectuses.

5.       Agreements.  The Company agrees with the several Underwriters that:


                  (a) The Company will comply with the PREP Procedures and General Instruction II.L of Form F-10 under the Act. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement or amendment to the Prospectuses unless the Company has furnished a copy to the Representatives for their review prior to filing and will not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company will cause the Final Prospectuses, properly completed, and any supplement thereto to be filed, each in a form approved by the Representatives with the Canadian Authorities in accordance with the PREP Procedures (in the case of the Canadian Prospectus) and with the Commission pursuant to General Instruction II.L of Form F-10 (in the case of the U.S. Prospectus) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filings. The Company will promptly advise the Representatives (1) when the U.S. Prospectus and any supplement thereto shall have been filed with the Commission pursuant to General Instruction II.L of Form F-10, (2) when the Canadian Prospectus shall have been filed with the Canadian Authorities pursuant to the PREP Procedures, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement or the Canadian Prospectus shall have been filed or become effective or a MRRS Decision Document in respect of any such amendment has been issued, as the case may be, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or for any supplement to the U.S. Prospectus or for any additional information,
         (5) of any request by a Canadian Authority or any other regulatory authority in Canada for any amendment or supplement to the Canadian Prospectus or for any additional information, (6) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any notice that would prevent its use, or the issuance by a Canadian Authority or any other regulatory authority in Canada of any cease trading or similar order relating to the Securities, or the institution or threatening of any proceeding for those purposes, (7) of the receipt by the Company of any communication from a Canadian Authority or any other regulatory authority in Canada relating to the Canadian Prospectus, the offering of the Securities, or the listing of the Securities on the Toronto Stock Exchange, (8) of the receipt by the Company of any communication relating to the listing of the Securities on the American Stock Exchange, and (9) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection and, upon such issuance, occurrence or objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or prevention, including, if necessary, by filing an amendment to the Registration Statement or Canadian Prospectus or a new registration statement or Canadian Prospectus and using its best efforts to have such amendment or new registration statement or Canadian prospectus declared effective or qualified as soon as practicable.

                  (b) The Company will prepare and file with the Canadian Authorities, promptly after the Execution Time, and in any event no later than 5:00 p.m. (New York

         City time) on the second Business Day following the date of this Agreement, and in conformity in all material respects with applicable Canadian Securities Laws, the Canadian Prospectus setting forth the PREP Information.

                  (c) The Company will prepare and file with the Commission, promptly after the Execution Time, and in any event no later than 5:00 p.m. (New York City time) on the second Business Day following the date of this Agreement, the U.S. Prospectus.

                  (d) If, at any time prior to the filing of the U.S. Prospectus pursuant to General Instruction II.L of Form F-10, any event occurs as a result of which the Disclosure Package would include any untrue statement of a material fact or would omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made at such time, not misleading, the Company will (1) notify promptly the Representatives so that any use of the Disclosure Package may cease until it is amended or supplemented; (2) amend or supplement the Disclosure Package to correct such statement or omission; and (3) supply any amendment or supplement to the Representatives in such quantities as they may reasonably request.

                  (e) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Act or the Canadian Securities Laws), any event occurs as a result of which the Final Prospectuses as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, or if it shall be necessary to amend the Registration Statement, file a new registration statement or Canadian prospectus or amend or supplement the Final Prospectuses to comply with the Act, the Exchange Act, Canadian Securities Laws or the respective rules thereunder, including in connection with use or delivery of the Final Prospectuses, the Company promptly will (1) notify the Representatives of such event; (2) prepare and file with the Commission, or the Canadian Authorities, as applicable, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement or new registration statement which will correct such statement or omission or effect such compliance; (3) use its best efforts to have any amendment to the Registration Statement or new registration statement declared effective as soon as practicable in order to avoid any disruption in use of the Prospectuses; and (4) supply any supplemented Prospectuses to the Representatives in such quantities as the Representatives may reasonably request.

                  (f) As soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (g) The Company will furnish to the Representatives and counsel for the Underwriters and the Sub-Underwriter signed copies of the Registration Statement (including exhibits thereto) and copies of the Form F-X required to be filed with the

         Commission pursuant to Form F-10, and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter, Sub-Underwriter or dealer may be required by the Act or Canadian Securities Laws (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Act or the Canadian Securities Laws), as many copies of each of the Preliminary Prospectuses, Prospectuses and each Issuer Free Writing Prospectus and any supplement thereto (in the English and French languages, as required) as the Representatives may reasonably request.

                  (h) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as reasonably required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject or require registration of the Securities or require the Company to file a prospectus in such jurisdiction or subject the Company to ongoing reporting requirements in such jurisdiction.

                  (i) The Company will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement or a prospectus with the Commission or any Canadian Authority in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other shares of Common Shares or any securities convertible into, or exercisable, or exchangeable for, shares of Common Shares; or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of this Agreement, provided, however, that the Company may (i) grant options or interests, or issue and sell Common Shares, pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time, (ii) issue Common Shares in accordance with its obligations under the Copper Canyon option agreement, effective October 1, 2003, between Eagle Plains Resources Inc. and SpectrumGold Inc., and (iii) issue Common Shares issuable upon the conversion of securities or the exercise of options or warrants outstanding at the Execution Time.

                  (j) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act, Canadian Securities Laws or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (k) The Company agrees to pay all costs and expenses relating to the offering of the Securities as contemplated by this Agreement, the Preliminary Final Prospectuses and the Prospectuses, including, without limitation: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), the Form F-X required to be filed with the Commission pursuant to Form F-10, the U.S. Preliminary Prospectus, the U.S. Preliminary Final Prospectus, the U.S. Prospectus, and any Issuer Free Writing Prospectus and each amendment or supplement to any of them; the preparation, printing or reproduction and filing with the Canadian Authorities of the Canadian Preliminary Prospectus, the Canadian Base PREP Prospectus and the Canadian Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the U.S. Preliminary Prospectus, the U.S. Prospectus, any Issuer Free Writing Prospectus, the Canadian Preliminary Prospectus, the Canadian Base PREP Prospectus and the Canadian Prospectus, and each amendment or supplement to any of them as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the listing of the Securities on the American Stock Exchange and the Toronto Stock Exchange; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters and the Sub-Underwriter relating to such registration and qualification); (vii) any filings required to be made with the NASD (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings);
         (viii) all marketing, transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities, including the cost of any marketing consultants engaged by the Company or the Underwriters in connection therewith; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including U.S., Canadian, local and special counsel) for the Company; all fees and expenses of the Company in connection with the translation of the Canadian Preliminary Prospectus, the Canadian Base PREP Prospectus and the Canadian Prospectus into the French language; and (xii) all other costs and expenses incidental to the performance by the Company of its obligations hereunder. Except as provided in this Section 5(k) and
         Section 7, the Underwriters and the Sub-Underwriter shall pay all costs and expenses incidental to the performance by the Underwriters and the Sub-Underwriter of their obligations hereunder, including the fees and expenses of counsel (including U.S., Canadian, local and special counsel) and any experts or consultants, including Micon International Limited, retained by the Representatives or the Sub-Underwriter in connection with the offering of the Securities, and the Underwriters' out-of-pocket expenses in connection with the offering of the Securities.

                  (l) The Company agrees that, unless it obtains the prior written consent of the Representatives, and each Underwriter and the Sub-Underwriter, severally and not jointly, agrees with the Company that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a "free writing prospectus" (as defined in Rule 405 under the Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 under the Act; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule III hereto. Any such free writing prospectus consented to by the Representatives or the Company is hereinafter referred to as a "Permitted Free Writing Prospectus." The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 under the Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

                  (m) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Disclosure Package and the Prospectuses under "Use of Proceeds".

                  (n) The Company shall cause Blake, Cassels & Graydon LLP to deliver to the Underwriters and the Sub-Underwriter opinions, dated the date of the filing of the French language versions of each of the Canadian Preliminary Prospectus, the Canadian Base PREP Prospectus and the Canadian Prospectus, to the effect that the French language version of each such prospectus, together with each document incorporated by reference therein (other than the financial statements and other financial data contained therein or omitted therefrom), is in all material respects a complete and proper translation of the English language versions thereof. The Company shall cause PricewaterhouseCoopers LLP to deliver to the Underwriters and the Sub-Underwriter opinions, dated the date of the filing of the French language versions of each of the Canadian Preliminary Prospectus, the Canadian Base PREP Prospectus and the Canadian Prospectus, to the effect that the financial statements and other financial data contained or incorporated by reference in the French language version of each such prospectus, is in all material respects a complete and proper translation of the English versions thereof.

                  (o) The Company shall provide the Representatives with a draft of any press release to be issued in connection with the offering of the Securities, and will provide the Representatives and their counsel sufficient time to comment thereon and will accept all reasonable comments of the Representatives and their counsel on such press releases.

6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) The Canadian Prospectus shall have been filed with the Canadian Authorities within the applicable time period prescribed by and in accordance with the PREP Procedures, all other steps or proceedings shall have been taken that may be necessary in order to qualify the Securities for distribution to the public in each of the Canadian Jurisdictions; and no order suspending the distribution of the Securities has been issued by any of the Canadian Authorities and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The U.S. Prospectus, or any supplement thereto will be filed in the manner and within the time period thereby required by General Instruction II.L. of Form F-10; any material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433 under the Act; and no stop order suspending the effectiveness of the Registration Statement or any notice that would prevent its use shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (c) The Company shall have requested and caused Dorsey & Whitney LLP, United States counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Underwriters and the Sub-Underwriter, to the effect that:

                         (i) each of Alaska Gold Company and NovaGold Resources
                 Alaska, Inc. (each a "U.S. Subsidiary" and collectively the "U.S. Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Package and the U.S. Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification:

                         (ii) all the outstanding shares of capital stock of
                 each U.S. Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable, and NovaGold (Bermuda) Alaska Limited is the sole registered holder of the capital stock of each U.S. Subsidiary and, to the knowledge of such counsel, such capital stock is held by NovaGold (Bermuda) Alaska Limited free and clear of any security interest, claim, lien or encumbrance;

                         (iii) the Securities are duly listed, and admitted and
                 authorized for trading, subject to official notice of issuance, on the American Stock Exchange;

                         (iv) to the knowledge of such counsel, there is no franchise, contract or other document of a character required to be filed as an exhibit to the Registration Statement which is not filed as required;

                         (v) the statements included or incorporated by reference in the Preliminary Final Prospectuses and Final Prospectuses under the heading "Certain

                  Income Tax Considerations for U.S. Holders-Certain United States Federal Income Tax Considerations" and "Risk Factors-NovaGold may be a "passive foreign investment company"..." insofar as such statements summarize legal matters discussed therein, are accurate and fair summaries of such legal matters in all material respects;

                       (vi) the Registration Statement has become effective under the Act and the Form F-X was filed with the Commission prior to the effectiveness of the Registration Statement; the filing of the U.S. Prospectus, and any supplements thereto, has been made in the manner and within the time periods required by Form F-10 and the applicable rules and regulations of the Commission; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any notice that would prevent its use has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement, and the U.S. Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) and the Form F-X comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder;

                       (vii) the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Disclosure Package and the U.S. Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended;

                       (viii) assuming the due authorization, execution and
                 delivery of this Agreement under the laws of the Province of British Columbia and the federal laws of Canada applicable therein, this Agreement (to the extent that execution and delivery are governed by the laws of the State of New York) has been duly executed and delivered by the Company;

                       (ix) under the laws of the State of New York relating to submission of personal jurisdiction, the Company has, pursuant to Section 17 of this Agreement, validly (i) submitted to the non-exclusive jurisdiction of any federal or state court in the City, County and State of New York, in any action based on or under this Agreement, and (ii) appointed CT Corporation as its authorized agent for the purposes described in Section 17 of this Agreement;

                       (x) no consent, approval, authorization, filing with or order of any U.S. court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the U.S. Preliminary Final Prospectus and the U.S. Prospectus and such other approvals (specified in such opinion) as have been obtained;

                       (xi) neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to any U.S. statute, law, rule, regulation, judgment, order or decree applicable to the Company or its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its subsidiaries or any of its or their properties; and

                       (xii) to the knowledge of such counsel, no holders of
                 securities of the Company have rights to the registration of such securities under the Registration Statement.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of New York and Alaska or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and
         (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. In addition to rendering the opinions set forth above, such counsel shall also include a statement to the effect that such counsel has participated in the preparation of the Registration Statement, the Disclosure Package and the U.S. Prospectus and in conferences with officers and other representatives of the Company, Canadian counsel for the Company, representatives of the independent accountants for the Company, counsel for the Underwriters and representatives of the Underwriters at which the contents of the Registration Statement, the Disclosure Package and U.S. Prospectus and related matters were discussed and although such counsel has not independently verified, and (except as to those matters and to the extent set forth in the opinions referred to in subsection (v) of this Section 6(c)) is not passing upon and does not assume any responsibility for, the factual accuracy, completeness or fairness of the statements contained in the Registration Statement, the Disclosure Package and U.S. Prospectus, on the basis of such participation, no facts have come to such counsel's attention which have caused such counsel to believe that (i) on the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the documents specified in a schedule to such counsel's letter, consisting of those included in the Disclosure Package, and the price to the public, the number of Underwritten Securities, the number of Option Securities and the underwriting commission set forth on the cover of the U.S. Prospectus, when taken as a whole, as of the Execution Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) as of the date of the U.S. Prospectus and as of the Closing Date, the U.S. Prospectus included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information, and the information derived from the reports of or attributed to persons named in the U.S. Preliminary Final Prospectus and the U.S. Prospectus under the heading "Interest of Experts", included or incorporated by reference therein, as to which such counsel need express no belief).

         References to the U.S. Prospectus in this paragraph (c) shall also include any supplements thereto at the Closing Date.

                  (d) The Company shall have requested and caused Blake, Cassels & Graydon LLP, Canadian counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Underwriters and the Sub-Underwriter, to the effect that:

                         (i) each of the Company and NovaGold Canada Inc. (the
                 "Canadian Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing with respect to the filing of returns under the laws of the jurisdiction in which it is chartered or organized, with all necessary corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Preliminary Final Prospectuses and the Prospectuses, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification;

                          (ii) all the outstanding shares of capital stock of
                 the Canadian Subsidiary as reflected in the securities register of the Canadian Subsidiary are registered in the name of the Company;

                         (iii) the Company's authorized equity capitalization is
                 as set forth in the Preliminary Final Prospectuses and the Prospectuses; the share capital of the Company conforms in all material respects to the description thereof contained in the Canadian Prospectus; the Securities have been duly and validly authorized and allotted, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Securities have been conditionally approved for listing on the Toronto Stock Exchange; the certificates for the Common Shares comply with all applicable statutory requirements, with any applicable requirements of the memorandum of association and articles of association of the Company, with the provisions of the Companies Act (Nova Scotia) relating thereto and the requirements of the Toronto Stock Exchange; the holders of outstanding share capital of the Company are not entitled to preemptive or other rights to subscribe for the Securities under the constating documents of the Company or the Material Agreements;

                         (iv) to the knowledge of such counsel, there is no
                 pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property, except as disclosed in the Preliminary Final Prospectuses and the Prospectuses;

                         (v) the statements included in the Preliminary Final
                 Prospectuses and the Prospectuses under the headings "Certain Income Tax Considerations for U.S. Holders-Certain Canadian Federal Income Tax Considerations", "Certain Income Tax Considerations for Canadian Holders" and "Description of Share Capital", and in the Canadian Base PREP Prospectus and the Canadian Prospectus under "Eligibility for Investment" and "Statutory Rights of Withdrawal and Rescission", and in the Registration Statement under "Part II - Indemnification" insofar as such statements summarize legal matters or documents discussed therein, are accurate and fair summaries of such legal matters or documents in all material respects;

                         (vi) A MRRS Decision Document has been obtained in
                 respect of the Canadian Preliminary Prospectus and the Canadian Base PREP Prospectus from the Reviewing Authority and, subject to the filing of standard post closing notices of distribution, all necessary documents have been filed, all necessary proceedings have been taken and all necessary consents, approvals, and authorizations have been obtained under Canadian Securities Laws to permit the Securities to be offered, sold and delivered, as contemplated by this Agreement in the Canadian Jurisdictions; to the knowledge of such counsel, no order suspending the distribution of the Securities has been issued, no proceedings for that purpose have been instituted or threatened by any of the Canadian Authorities;

                         (vii) this Agreement has been duly authorized,
                  executed and delivered by the Company;

                         (viii) neither the issue and sale of the Securities,
                 nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to, (i) the charter or by-laws of the Company or its subsidiaries, (ii) the terms of any Material Agreement, or (iii) any Canadian statute, law, rule, regulation, judgment, order or decree applicable to the Company or its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its subsidiaries or any of its or their properties;

                         (ix) to the knowledge of such counsel, no holders of
                  securities of the Company have rights to the qualification of such securities under the Canadian Prospectus;

                         (x) The Company is a "reporting issuer" under the
                  securities legislation of the Canadian Jurisdictions and is not on the list of defaulting issuers maintained thereunder;

                         (xi) A court of competent jurisdiction in the Province
                 of British Columbia (a "B.C. Court") would give effect to the choice of the law of the State of New York ("New York law") as the governing law of contract claims under this Agreement, provided that such choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of the laws of any other jurisdiction) and provided that such choice of law is not contrary to public policy, as that term as is understood under the laws of the Province of British Columbia and the laws of Canada applicable therein ("Public Policy"). Such counsel has no reason to believe that the choice of New York law to govern this Agreement (except as to provisions in this Agreement providing for indemnity or contribution, as to which such counsel need express no opinion) is not bona fide or would be contrary to Public Policy;

                         (xii) In an action on a final and conclusive judgment
                 in personam of any federal or state court in the State of New York (a "New York Court") that is not impeachable as void or voidable under New York law, a B.C. Court would give effect to the appointment by the Company of CT Corporation as its agent to receive service of process in the United States of America under this Agreement and to the provisions in this Agreement whereby the Company submits to the non-exclusive jurisdiction of a New York Court;

                         (xiii) If this Agreement is sought to be enforced in
                 the Province of British Columbia in accordance with the laws applicable thereto as chosen by the parties, namely New York law, a B.C. Court would, subject to paragraph xi above, recognize the choice of New York law and, upon appropriate evidence as to such law being adduced, apply such law with respect to those matters which under the laws of the Province of British Columbia are to be determined by the proper law of this Agreement (and in particular, but without limitation, not with respect to matters of procedure), provided that none of the provisions of this Agreement, or of applicable New York law, is contrary to Public Policy and that those laws are not foreign revenue, expropriatory or penal laws; provided, however, that, in matters of procedure, the laws of the Province of British Columbia will be applied, and a B.C. Court will retain discretion to decline to hear such action if it is contrary to Public Policy for it to do so, or if it is not the proper forum to hear such an action, or if concurrent proceedings are being brought elsewhere and a B.C. Court may not enforce an obligation enforceable under New York law where performance of the obligation would be illegal by the law of the place of performance;

                         (xiv) The laws of the Province of British Columbia and
                 the laws of Canada applicable therein permit an action to be brought in a B.C. Court on a final and conclusive judgment in personam of a New York Court that is subsisting and unsatisfied respecting the enforcement of this Agreement that is not impeachable as void or voidable under New York law for a sum certain if: (A) the court rendering such judgment had jurisdiction, as determined under British Columbia Law, over the judgment debtor and the subject matter of the action; (B) such judgment was not obtained by fraud or in a manner contrary to natural justice and the enforcement thereof would not be inconsistent with Public Policy or contrary to any order made by the Attorney-General of Canada under the Foreign Extraterritorial Measures Act (Canada) or the Competition Tribunal under the Competition Act (Canada); (C) the enforcement of such judgment does not constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory or penal laws; (D) the action to enforce such judgment is commenced in compliance with the Limitations Act (British Columbia); (E) in the case of a judgment obtained by default, there has been no manifest error in the granting of such judgment; and (F) no new admissible evidence, right or defence relevant to the action is discovered prior to the rendering of judgment by a B.C. Court. Under the Currency Act (Canada), a B.C. Court may only give judgment in Canadian dollars;

                         (xv) All laws of the Province of Quebec relating to the
                 use of the French language have been complied with in connection with the offering and sale of the Securities to purchasers in the Province of Quebec if such purchasers receive copies of the French and English language versions of the Canadian Prospectus and forms of order and confirmation in the French language or a bilingual form or copies of the French language version of the Canadian Prospectus and forms of order and confirmation in the French language only or, in the case of individuals so requesting in writing, copies of the English language version of the Canadian Prospectus and forms of order and confirmation in the English language or in a bilingual form; and

                         (xvi) No stamp or other issuance or transfer taxes or
                 duties or withholding taxes are payable by or on behalf of the Underwriters to the Government of Canada or the Government of British Columbia or any political subdivision thereof or any authority or agency thereof or therein having power to tax in connection with (A) the issue, sale and delivery of the Securities by the Company to or for the respective accounts of the Underwriters or (B) the sale and delivery outside Canada by the Underwriters of the Securities in the manner contemplated in this Agreement.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Province of British Columbia or the Federal laws of Canada, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. In addition to rendering the opinions set forth above, such counsel shall also include a statement to the effect that such counsel has participated in the preparation of the Disclosure Package (except that the reference to "U.S. Preliminary Final Prospectus" in the definition of "Disclosure Package" herein shall be replaced with "Canadian Base PREP Prospectus" for the purpose of such counsel's opinion), and the Canadian Prospectus and in conferences with officers and other representatives of the Company, U.S. counsel for the Company, representatives of the independent accountants for the Company, counsel for the Underwriters and representatives of the Underwriters at which the contents of the Disclosure Package and Canadian Prospectus and related matters were discussed and although such counsel has not independently verified, and (except as to those matters and to the extent set forth in the opinions referred to in subsections (v) of this Section 6(d)) is not passing upon and does not assume any responsibility for, the factual accuracy, completeness or fairness of the statements contained in the Disclosure Package and Canadian Prospectus, on the basis of such participation, no facts have come to such counsel's attention which have caused such counsel to believe that (i) the documents specified in a schedule to such counsel's letter, consisting of those included in the Disclosure Package, and the price to the public, the number of Underwritten Securities, the number of Option Securities and the underwriting commission set forth on the cover of the Canadian Prospectus, when taken as a whole, as of the Execution Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) as of the date of the Canadian Prospectus and as of the Closing Date, the Canadian Prospectus included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information, and the information derived from the reports of or attributed to persons named in the Canadian Base PREP Prospectus and the Canadian Prospectus under the heading "Interest of Experts", included or incorporated by reference therein, as to which such counsel need express no belief).

         References to the Final Prospectuses in this paragraph (d) shall also include any supplements thereto at the Closing Date.

                  (e) The Representatives shall have received at the Closing Date an opinion of local Bermuda counsel with respect to NovaGold Resources (Bermuda) Limited and NovaGold (Bermuda) Alaska Limited (together, the "Bermuda Subsidiaries"), stating in effect that each Bermuda Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of Bermuda; all of the issued and outstanding capital stock of each Bermuda Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, is owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and, to the knowledge of such counsel, the capital stock of the U.S. Subsidiaries owned by NovaGold (Bermuda) Alaska Limited are held free and clear of any security interest, claim, lien or encumbrance.

                  (f) The Representatives shall have received from Blake, Cassels & Graydon LLP, Guess & Rudd, P.C. and Dorsey & Whitney LLP, such title opinions, dated the Closing Date and addressed to the Underwriters and the Sub-Underwriter, with respect to the ownership of the Mining Claims in respect of the Galore Creek, Donlin, Nome and Ambler properties as the Representatives may accept, acting reasonably.

                  (g) The Representatives shall have received from Borden Ladner Gervais LLP, Canadian counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Underwriters and the Sub-Underwriter, with respect to the issuance and sale of the Securities, the Disclosure Package (except that the reference to "U.S. Preliminary Final Prospectus" in the definition of "Disclosure Package" herein shall be replaced with "Canadian Base PREP Prospectus" for the purpose of such counsel's opinion), the Prospectuses (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (h) The Representatives shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, United States counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Underwriters and the Sub-Underwriter, with respect to the issuance and sale of the Securities, the Registration Statement, the Disclosure Package, the U.S. Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (i) The Company shall have furnished to the Representatives and the Sub-Underwriter a certificate of the Company, signed by the Chairman of the Board or the President and the Chief Financial Officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Preliminary Final Prospectuses, the Disclosure Package, the Final Prospectuses and any supplements or amendments thereto and this Agreement and that:

                         (i) the representations and warranties of the Company
                 in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                         (ii) no stop order suspending the effectiveness of the
                 Registration Statement or any notice that would prevent its use has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened;

                         (iii) no order suspending the distribution of the
                 Securities has been issued by any of the Canadian Authorities and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                         (iv) since the date of the most recent financial
                 statements included or incorporated by reference in the Prospectuses (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Prospectuses (exclusive of any supplement thereto).

                  (j) The Company shall have requested and caused PricewaterhouseCoopers LLP to have furnished to the Representatives and the Sub-Underwriter, at the Execution Time and at the Closing Date, comfort letters (which may refer to letters previously delivered to one or more of the Representatives), dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the

         Representatives. Such comfort letters should be in addition to any other comfort letters or consents required to be filed with the Canadian Authorities.

                  (k) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and in the Prospectuses (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph
         (i) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in the Disclosure Package and the Prospectuses (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or
         (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Disclosure Package and the Prospectuses (exclusive of any supplement thereto).

                  (l) Prior to the Closing Date, the Company shall have furnished to the Representatives satisfactory evidence of its due and valid authorization of CT Corporation System as its agent to receive service of process in the United States pursuant to Section 17 hereof, and satisfactory evidence from CT Corporation accepting its appointment as such agent.

                  (m) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  (n) The Securities shall have been listed and admitted and authorized for trading on the American Stock Exchange and shall have been conditionally approved for listing on the Toronto Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Representatives.

                  (o) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each person set forth on Schedule IV hereto addressed to the Representatives.

                  (p) The NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

                  The documents required to be delivered by this Section 6 shall be delivered at the office of Blake, Cassels & Graydon LLP, Canadian counsel for the Company, at Suite 2600, Three Bentall Centre, 595 Burrard Street, PO Box 49314, Vancouver, BC, V7X 1L3, on the Closing Date.

7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Citigroup on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and the Sub-Underwriter, the directors, officers, employees and agents of each Underwriter and the Sub-Underwriter and each person who controls any Underwriter and the Sub-Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act, the Canadian Securities Laws or other Federal, state or provincial statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Preliminary Prospectuses, the Preliminary Final Prospectuses, the Final Prospectuses, any Issuer Free Writing Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter or the Sub-Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Underwriter and the Sub-Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement or the Canadian Prospectus, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter or the Sub-Underwriter furnished to the Company by or on behalf of such Underwriter or the Sub-Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading "Underwriting", (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances and (iii) the paragraphs related to stabilization, syndicate covering transactions and penalty bids in the Preliminary Final Prospectuses and the Final Prospectuses constitute the only information furnished in writing by or on behalf of the several Underwriters or the Sub-Underwriter for inclusion in the Preliminary Final Prospectuses or the Final Prospectuses.

                  (c) Promptly after receipt by an indemnified party under this
         Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party acting reasonably. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a),
         (b) or (c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Underwriters and the Sub-Underwriter severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters and the Sub-Underwriter may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters and the Sub-Underwriter on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter or the Sub-Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter or the Sub-Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Underwriters and the Sub-Underwriter severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters and the Sub-Underwriter on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters and the Sub-Underwriter shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectuses. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters and the Sub-Underwriter on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Underwriters and the Sub-Underwriter agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter or the Sub-Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter or the Sub-Underwriter shall have the same rights to contribution as such Underwriter or Sub-Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectuses or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time
(i) trading in the Company's Common Shares shall have been suspended by the Commission, the Canadian Authorities, the American Stock Exchange or the Toronto Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on any of such Exchanges, (ii) any inquiry, investigation or other proceeding is commenced or any order or ruling is issued (other than an inquiry, investigation or proceeding, or an order or ruling based upon the activities or alleged activities of the Underwriters), or there is any change of law or the interpretation or administration thereof, which operates to prevent or restrict the trading in the Common Shares or the offering of the Securities as contemplated by this Agreement and the Prospectuses; (iii) a banking moratorium shall have been declared either by U.S. federal, New York State or Canadian federal authorities, (iv) there shall have occurred any outbreak or escalation of hostilities, act of terrorism, declaration by the United States or Canada of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Preliminary Final Prospectuses or the Prospectuses (exclusive of any supplement thereto), or (v) there shall have occurred any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in the Disclosure Package and the Prospectuses (exclusive of any supplement thereto), the effect of which is, in the sole judgment of the Representatives, is such as to make it inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Preliminary Final Prospectuses or the Prospectuses (exclusive of any supplement thereto).

11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the

Underwriters and the Sub-Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, Sub-Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to (604) 669-6272 and confirmed to it at 200 Granville Street, Suite 2300, Vancouver, British Columbia, Canada V6C 154, attention of R.J. (Don) MacDonald.

13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

14. No fiduciary duty. The Company hereby acknowledges that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm's-length commercial transaction between the Company, on the one hand, and the Underwriters and any affiliate through which it may be acting, on the other, (b) the Underwriters are acting as principal and not as an agent or fiduciary of the Company and (c) the Company's engagement of the Underwriters in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether any of the Underwriters has advised or is currently advising the Company on related or other matters). The Company agrees that it will not claim that the Underwriters have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

15. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

16. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

17. Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Agreement, the Company (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed CT Corporation System (or any successor) (together with any successor, the "Agent for Service"), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement or the Securities, that may be instituted in any federal or state court in the State of New York, or brought under federal or state securities laws, and acknowledges that the Agent for Service has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding, and (iii) agrees that service of process upon the Agent for Service (or any successor) and written notice of said service to the Company (mailed or delivered to its Chief Financial Officer at its principal office in Vancouver, Canada), shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Agent for Service in full force and effect so long as any of the Securities shall be outstanding.

18. Judgment Currency. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "Judgment Currency") other than United States dollars, the Company will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

19. WAIVER OF TRIAL BY JURY. IN ANY ACTION OR PROCEEDING ARISING HEREFROM, THE PARTIES HERETO CONSENT TO TRIAL WITHOUT A JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO AGAINST THE OTHER OR THEIR SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION OR PROCEEDING.

20. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

21. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

22. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.


                  "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or Vancouver, British Columbia.

                  "Canadian Authorities" has the meaning set forth in Section 1(a) hereof.

                  "Canadian Base PREP Prospectus" shall mean the final short form base PREP prospectus, dated February 2, 2006, of the Company (in both the English and French languages unless the context indicates otherwise) omitting the PREP Information filed with the Canadian Authorities for which a MRRS Decision Document has been obtained from the Reviewing Authority.

                  "Canadian Jurisdictions" shall mean, collectively, each of the provinces of Canada.

                  "Canadian Preliminary Prospectus" shall mean the preliminary short form base PREP prospectus, dated January 24, 2006, of the Company (in both the English and French languages unless the context indicates otherwise) filed with the Canadian Authorities.

                  "Canadian Prospectus" shall mean the short form supplemented PREP prospectus consisting of the Canadian Base PREP Prospectus (in both the English and French languages unless the context indicates otherwise) incorporating the PREP Information filed with the Canadian Authorities.

                  "Canadian Securities Laws" shall mean the applicable securities legislation of the Canadian Jurisdictions and the respective rules, regulations and written and published policies thereunder.

                  "Closing Date" has the meaning set forth in Section 3 hereof.

                  "Commission" shall mean the Securities and Exchange
         Commission.

                  "Disclosure Package" shall mean (i) the U.S. Preliminary Final Prospectus, (ii) the Issuer Free Writing Prospectuses, if any, identified in Schedule III hereto, and (iii) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

                  "Effective Date" shall mean each date and time that the Registration Statement and any post-effective amendment or amendments became or become effective or any prospectus supplement is filed pursuant to General Instruction II.L of Form F-10.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Free Writing Prospectus" shall mean a free writing prospectus, as defined in Rule 405.

                  "Issuer Free Writing Prospectus" shall mean an issuer free writing prospectus, as defined in Rule 433.

                  "Material Adverse Effect" shall have the meaning set forth in
         Section 1(v) hereof.

                  "Material Agreements" means, collectively: the exploration and lode mining lease, effective May 1, 1995, between Calista Corporation and Placer Dome U.S. Inc.; the surface use agreement, effective June 5, 1995, between The Kuskokwim Corporation and Placer Dome U.S. Inc.; the mining venture agreement, effective November 13, 2002, between Placer Dome U.S. Inc. and NovaGold Resources Alaska, Inc.; the exploration and option agreement, dated March 13, 2002, between Golden Glacier, Inc. and NovaGold Resources Alaska, Inc. and the underlying mining leases between Bering Straits Native Corporation and Golden Glacier, Inc. referenced therein; the option agreement, dated July 31, 2003, as amended, among QIT-Fer et Titane Inc., Hudson Bay Mining and Smelting Co., Limited, SpectrumGold Inc. (now NovaGold Canada Inc.) and Stikine Copper Limited; the Copper Canyon option agreement, effective October 1, 2003, between Eagle Plains Resources Inc. and SpectrumGold Inc. (now NovaGold Canada Inc.); the option agreement, dated March 26, 2004, between Pioneer Metals Corporation and SpectrumGold Inc. (now NovaGold Canada Inc.); the exploration and option to earn LLC membership interest, dated March 22, 2004, as amended, among Alaska Gold Company, Kennecott Exploration Company and Kennecott Arctic Company; and such other agreements as may be identified on or before two Business Days prior to the Closing Date by: (i) the Company to the Underwriters as being a material agreement; and (ii) the Underwriters, acting reasonably, to the Company;

                  "Material Subsidiaries" means Alaska Gold Company, NovaGold Resources Alaska, Inc., NovaGold Canada Inc., NovaGold Resources (Bermuda) Limited and NovaGold (Bermuda) Alaska Limited.

                  "MRRS" shall have the meaning set forth in Section 1(a) hereof.

                  "NASD" shall mean the National Association of Securities Dealers, Inc.

                  "Option Securities" has the meaning set forth in the preamble hereof.

                  "Preliminary Final Prospectuses" means collectively, the Canadian Base PREP Prospectus and the U.S. Final Preliminary Prospectus.

                  "Preliminary Prospectuses" means collectively, the Canadian Preliminary Prospectus and the U.S. Preliminary Prospectus.

                  "PREP Information" means the information, if any, included in the Canadian Prospectus that is omitted from the Canadian Base PREP Prospectus in accordance with the PREP Procedures but that is deemed under the PREP Procedures incorporated by reference into the Canadian Base PREP Prospectus as of the date of the Canadian Prospectus.

                  "PREP Procedures" means the rules and procedures established pursuant to the Canadian Securities Laws by the Canadian Authorities in National Instrument 44-103 - Post-Receipt Pricing for the pricing of securities after the final receipt for a prospectus has been obtained.

         "Prospectuses" means collectively, the U.S. Prospectus and the Canadian Prospectus.

         "Registration Statement" shall mean the registration statement referred to in paragraph 1(b) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended, as the case may be.

         "Representatives" has the meaning set forth in the preamble hereof.

         "Reviewing Authority" has the meaning set forth in Section 1(a) hereof.

         "Securities" has the meaning set forth in the preamble hereof.

         "settlement date" has the meaning set forth in Section 1(c) hereof.

         "Sub-Underwriter" has the meaning set forth in Section 2(c) hereof.

         "U.S. Preliminary Final Prospectus" has the meaning set forth in
Section 1(b) hereof.

         "U.S. Preliminary Prospectus" has the meaning set forth in Section 1(b) hereof.

         "U.S. Prospectus" has the meaning set forth in Section 1(b) hereof.

         "Underwriters" has the meaning set forth in the preamble hereof.

         "Underwritten Securities" has the meaning set forth in the preamble hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                            Very truly yours,


                                            NovaGold Resources Inc.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

Citigroup Global Markets Inc.
Bear, Stearns & Co. Inc.
RBC Dominion Securities Inc.

By:  Citigroup Global Markets Inc.


By:
     -------------------------------
     Name:
     Title:

For themselves and the other
several Underwriters, if any,
named in Schedule II to the
foregoing Agreement.



Citigroup Global Markets Canada Inc.


By:
     -------------------------------
     Name:
     Title:

As Sub-Underwriter

                                   SCHEDULE I

                               Pricing Information

1. The public offering per share for the Securities shall be Cdn$o per share for Securities initially offered in Canada or US$o per share for Securities initially offered in the United States or in other countries.

2. The purchase price per share for the Securities sold or expected to be sold in Canada to be paid by the several underwriters shall be Cdn$o, being an amount equal to the public offering price set forth above less Cdn$o per share, representing the underwriting commission as set forth in paragraph 3 below; the purchase price per share for the Securities sold or expected to be sold in the United States or in other countries to be paid by the several underwriters shall be US$o, being an amount equal to the public offering price set forth above less US$o, representing the underwriting commission as set forth in paragraph 3 below.

3. The underwriting commission per share payable for the Securities to be paid by the Company shall be Cdn$o per share for Securities sold or expected to be sold in Canada or US$o per share for Securities sold or expected to be sold in the United States or other countries.

                                   SCHEDULE II

                                                                 NUMBER OF
                                                                UNDERWRITTEN
                                                              SECURITIES TO BE
UNDERWRITERS                                                      PURCHASED
-----------------------------------------------------         ----------------
Citigroup Global Markets Inc.........................
Bear, Stearns & Co. Inc..............................
RBC Dominion Securities Inc..........................

                                                              ----------------
         Total.......................................            12,000,000
                                                              ================

                                  SCHEDULE III

    Schedule of Free Writing Prospectuses included in the Disclosure Package

None

                                   SCHEDULE IV

                                 Lock-up Letters

George Brack
Douglas Brown
Michael H. Halvorson
Peter Harris
Gregory S. Johnson
Robert J. (Don) MacDonald
Gerald J. McConnell
Cole McFarland
Clynton R. Nauman
James Philip
Joseph R. Piekenbrock
Rick Van Nieuwenhuyse

[FORM OF LOCK-UP AGREEMENT]                                            EXHIBIT A

                       [LETTERHEAD OF OFFICER OR DIRECTOR
                           OF NOVAGOLD RESOURCES INC.]



                             NovaGold Resources Inc.
                        Public Offering of Common Shares


                                                                          , 2006

Citigroup Global Markets Inc.
Bear, Stearns & Co. Inc.
RBC Capital Markets
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

         This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), between NovaGold Resources Inc., a Nova Scotia corporation (the "Company"), and [each of] you,
relating to an underwritten public offering of Common Shares, $        par value
(the "Common Shares"), of the Company.

         In order to induce you to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Citigroup Global Markets Inc., offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any share capital of the Company or any securities convertible into or exercisable or exchangeable for such share capital, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of the Underwriting Agreement, other than shares of Common Shares disposed of as bona fide gifts approved by Citigroup Global Markets Inc.

         If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                       Yours very truly,

                                       [SIGNATURE OF OFFICER OR DIRECTOR]

                                       [NAME AND ADDRESS OF OFFICER OR DIRECTOR]